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                                                                   EXHIBIT 10.19

                ST GROUP MANAGEMENT & SUPPORT SERVICES AGREEMENT

THIS AGREEMENT is made the 3rd day of March 1997 between

(1) SINGAPORE TECHNOLOGIES PTE LTD, a company incorporated in Singapore and having its registered office at 83 Science Park Drive, #01-01/02 The Curie, Singapore Science Park, Singapore 118258 ("ST"), And

(2) CHARTERED SEMICONDUCTOR MANUFACTURING LTD, a company incorporated in Singapore and having its registered office at 60 Woodlands Industrial Park Street 2, Singapore 732406 ("the Company").

WHEREAS

(A) ST is the holding company of the Company, and the corporate headquarters for the Singapore Technologies group of companies and provides headquarters administrative and support services to its related companies within and outside Singapore.

(B) ST has invaluable experience in the fields of finance, treasury, investment risk review, governmental relations, business development, management information systems, human resources management and development, legal and corporate secretarial matters and internal audit. ST is also able to offer the Company the benefits of a global network, Further, the "Singapore Technologies" name and ST's wide spectrum of industries provide the Company with operational and financial leverages in its dealings with other external parties.

(C) ST and the Company acknowledge that the centralisation of support staff in ST enables them to share the cost of business services, enhance communication and eliminate duplication of efforts.

NOW IT IS HEREBY AGREED as follows:

1. CORPORATE SERVICES & SUPPORT

1.1 ST shall maintain throughout the duration of this Agreement a staff of personnel with acknowledged proficiency in their respective fields who shall render Services (as defined in Clause 1.2 below) to the Company. ST shall also continue to work on strengthening and improving its global network and reputation for the benefit of the ST group of companies.

1.2 "Services" shall refer to services in the areas specified in the Recitals above.

1.3 In addition to the Services mentioned in Clause 1.1 above, the Company may request ST to render certain additional specific services relating to specific projects, or require


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     personnel from ST to be seconded or assigned to the Company or its subsidiaries for an agreed period of time. In such events, the said additional services shall be invoiced on a case by case basis at terms and conditions to be mutually agreed between the parties.

2. CONSIDERATION

2.1 In consideration of the costs incurred by ST in providing the management and support services to the ST group of companies, the Company agrees to pay ST such amount (the "Corporate Cost Recovery") to be computed at the beginning of each year in accordance with Appendix A. The method and basis of computation of the Corporate Cost Recovery shall be reviewed by the parties periodically. Any variation shall be subject to the written agreement of both parties.

2.2 The Company shall pay to ST the Corporate Cost Recovery in four equal advance instalments upon presentation by ST of its invoices at the beginning of each financial quarter.

2.3 All payments by the Company to ST shall be made in full in Singapore Dollars within thirty (30) days of the date of invoice, without set-off or deduction of taxes, duties, assessments or other charges of any land or description. The Company shall bear all goods and services tax payable on the supply of the Services.

2.4 Where such Corporate Cost Recovery exceeds the cost incurred by ST in providing such management and support services, ST shall refund to the Company such excess amounts as soon as practicable.

3. TERM AND TERMINATION

3.1 This Agreement shall take effect on 1 January 1996 and shall, remain valid until terminated pursuant to Clauses 3.2 and 3.3 below.

3.2 If the Company fails to effect payment of the Corporate Cost Recovery in accordance with Clause 2, and such default shall not be remedied within fourteen (14) days after written notice of such default is given by ST to the Company, then at any time after the expiration of such period of fourteen (14) days, ST may give written notice to the Company of its desire to terminate this Agreement, whereupon this Agreement shall terminate on the date specified in such notice.

3.3 The parties agree that this Agreement shall terminate forthwith in the event the Company ceases to be a subsidiary of ST.

3.4 The termination of this Agreement howsoever caused shall be without prejudice to any obligations, rights or remedy which have accrued prior to such termination and shall not affect any provision of this Agreement which is expressly or by implication provided to come into effect on or continue in effect after such termination.


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4.   CONFIDENTIALITY

     Except as authorised in writing by the respective party, each party shall keep secret and shall not at any time, whether during or after this Agreement, use for its own or any other person's advantage or reveal to any person any of the trade secrets, secret or confidential operations, processes or dealings, or any secret or confidential information concerning the organisation, business or undertaking of the other party or any of its subsidiaries or associated companies.

5.   SEVERABILITY

     If any provision in this Agreement at any time shall be deemed invalid, illegal or unenforceable in any respect under Singapore law, such invalidity, illegality or unenforceability shall not in any way affect or impair any other provision of this Agreement and this Agreement shall be construed as if such invalid or illegal or unenforceable provision had been severed from the Agreement.

6.   GENERAL

6.1 This Agreement contains the entire agreement between the parties in respect to the subject matter hereof and supersedes and cancels any and all previous negotiations, offers, agreements (whether written or oral) in respect thereto.

6.2 This Agreement or any rights and liabilities hereunder may not be assigned or transferred by either party hereto without the prior written consent of the other party hereto.

6.3 No failure or delay on the part of either party hereto in exercising any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of such right or power preclude any other or further exercise of any right or power hereunder.

7.   GOVERNING LAW

7.1 This Agreement shall be governed by and construed in all respects in accordance with the laws of Singapore.

7.2 Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration in Singapore in accordance with the Arbitration Rules of the Singapore International Arbitration Centre ("SIAC Rules") for the time being in force, which Rules are deemed to be incorporated by reference into this Clause.


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IN WITNESS WHEREOF the parties have caused their duly authorised representatives to set their hands.

Signed by BASIL CHAN                   )
for and on behalf of                   )
SINGAPORE TECHNOLOGIES PTE LTD         )
in the presence of:-                   ) /s/ BASIL CHAN
                                         ------------------------------
/s/ YING SOH
--------------------------------
Name:-   Ying Soh

Signed by TAN BOCK SENG                )
for and on behalf of                   )
CHARTERED SEMICONDUCTOR                )
MANUFACTURING LTD                      )
in the presence of:-                   ) /s/ TAN BOCK SENG
                                         ------------------------------
/s/ ANGELA HON
--------------------------------
Name:  Angela Hon


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                                   APPENDIX A

                       CORPORATE COST RECOVERY COMPUTATION

The Corporate Cost Recovery payable to ST shall be the total of (1) Capital Employed, (2) Sales; and (3) Manpower calculated on the following basis:

(1) % of Capital Employed

------------------------------ ----------------------------
            Tiers                     Capital Employed
------------------------------ ----------------------------
     $0 - $1 bil                          0.60%
-----------------------------------------------------------
     > $1 bil - $5 bil                    0.30%
-----------------------------------------------------------
     Above $5 bil                         0.10%
-----------------------------------------------------------

(2) % of Sales

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            Tiers                         Sales
------------------------------ ----------------------------
     $0 - $1 bil                          0.60%
-----------------------------------------------------------
     > $1 bil - $5 bil                    0.30%
-----------------------------------------------------------
     Above $5 bil                         0.10%
-----------------------------------------------------------

(3) Manpower

(a) $ per Headcount

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            Tiers                       Per Head
------------------------------ ----------------------------
     0 - 1,000                            $400
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     1,001 - 5,000                        $200
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     Above 5,000                          $100
-----------------------------------------------------------

(4) % of Payroll

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            Tiers                        Payroll
------------------------------ ----------------------------
     $0 - $50M                            1.00%
-----------------------------------------------------------
     > $50M - $150M                       0.60%
-----------------------------------------------------------
     Above $150M                          0.40%
-----------------------------------------------------------


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Where:

Capital Employed       =   Shareholders equity + minority interest + all loans
                           as at 31st December of preceding year end;

Sales                  =   The Company and its subsidiaries' worldwide planned
                           or actual sales, whichever is higher;

Manpower               =   Headcount plus Payroll

                           Headcount = all permanent employees as at 31st
                                       December preceding year; and

                           Payroll = total annual wage cost including overtime,
                                     CPF, Skill Development Fund and Foreign
                                     Workers Levy but excluding bonus for the preceding year.

* Provided always that in the event that any subsidiary of the Company has entered into an agreement or arrangement with ST pursuant to which such subsidiary undertakes to pay any Corporate Cost Recovery or other service fees directly to ST, then the Capital Employed, Sales and Manpower amounts attributable to such subsidiary shall be excluded from the computation of the Corporate Cost Recovery payable by the Company to ST.



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